SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Joint Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

PIMCO SPONSORED CLOSED-END FUNDS

1633 BROADWAY / 42ND FLOOR / NEW YORK, NY 10019

May 12, 2014

Dear Investor:

The Board of your PIMCO Sponsored Closed-End Fund (the “Fund”) has sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on June 9, 2014 at the offices of Pacific Investment Management Company LLC (“PIMCO”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019 at 11:30 AM Eastern Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To view the proxy material electronically, please log on to www.proxyonline.com by using your control number found on the proxy ballot. To simplify matters we have included another copy of the proxy ballot for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (877) 361-7967.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

2. Vote via the Internet. Simply visit www.proxyonline.com and enter your control number found on the enclosed proxy ballot.

3. Vote by Phone. Simply dial toll-free 1 (888) 227-9349. Please have this proxy ballot available at the time of the call.

4. Vote by Phone with a live operator. Simply dial toll-free 1 (877) 361-7967. Please have the proxy ballot available at the time of the call.

Thank you in advance for your participation.

R7-REG-PFL-PFN

{FUND NAME MERGED} – COMMON SHARES

YOUR VOTE IS IMPORTANT NO MATTER

HOW MANY SHARES YOU OWN. THE

MATTERS WE ARE SUBMITTING FOR YOUR

CONSIDERATION ARE SIGNIFICANT TO THE

FUND AND TO YOU AS A FUND

SHAREHOLDER. PLEASE TAKE THE TIME

TO READ THE PROXY STATEMENT

AND CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER NAME

AND ADDRESS HERE

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2014

The undersigned holder(s) of common shares of the above-listed Fund, a Massachusetts business trust (the “Fund”), hereby appoint(s) Lawrence G. Altadonna and Thomas J. Fuccillo, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Joint Special Meeting of shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014 beginning at 11:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated April 21, 2014. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2014. The Proxy Statement and the Annual Report to Shareholders for the most recently completed fiscal year is also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

{FUND NAME MERGED}

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
PROPOSAL:

1.	To approve an Investment Management Agreement between the Fund and Pacific Investment Management Company LLC.	¡	¡	¡

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

{FUND NAME MERGED} – PREFERRED SHARES

YOUR VOTE IS IMPORTANT NO MATTER

HOW MANY SHARES YOU OWN. THE

MATTERS WE ARE SUBMITTING FOR YOUR

CONSIDERATION ARE SIGNIFICANT TO THE

FUND AND TO YOU AS A FUND

SHAREHOLDER. PLEASE TAKE THE TIME

TO READ THE PROXY STATEMENT

AND CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER NAME

AND ADDRESS HERE

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2014

The undersigned holder(s) of preferred shares of the above-listed Fund, a Massachusetts business trust (the “Fund”), hereby appoint(s) Lawrence G. Altadonna and Thomas J. Fuccillo, or either of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Joint Special Meeting of shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014 beginning at 11:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated April 21, 2014. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2014. The Proxy Statement and the Annual Report to Shareholders for the most recently completed fiscal year is also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

{FUND NAME MERGED}

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
PROPOSAL:

1.	To approve an Investment Management Agreement between the Fund and Pacific Investment Management Company LLC.	¡	¡	¡

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

PIMCO SPONSORED CLOSED-END FUNDS

1633 BROADWAY / 42ND FLOOR / NEW YORK, NY 10019

May 12, 2014

Dear Investor:

The Board of your PIMCO Sponsored Closed-End Fund (the “Fund”) has sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on June 9, 2014 at the offices of Pacific Investment Management Company LLC (“PIMCO”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019 at 11:30 AM Eastern Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To view the proxy material electronically, please log on to www.proxyvote.com by using your control number found on the voting form. To simplify matters we have included another copy of the voting form for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (877) 361-7967.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2. Vote via the Internet. Simply visit www.proxyvote.com and enter your control number found on the enclosed voting form.

3. Vote by Phone. Simply dial the toll-free number indicated on the enclosed voting form.

4. Vote by Phone with a live operator. Simply dial toll-free 1 (877) 361-7967. Please have the voting form available at the time of the call.

Thank you in advance for your participation.

R8-NOBO-PFL-PFN

Fund Name Merged SPECIAl MEETING TO BE HELD ON 06/09/14 AT 11:30 A.M. EDT FOR HOLDERS AS OF 04/09/14 * ISSUER CONFIRMATION COPY - INFO ONLY * 68 1-0001 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES. FOR AGN ABS l.* - TO APPROVE AN INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND ---->>> FOR ~-->» 1. 0 0 0 AND PACIFIC INVESTMENT MANAGEMENT COMPANY LLC. 003Z001 *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. MATERIALS ELECTION As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. COR 0 VIF01H IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 06/09/14 FOR Fund Name Merged THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A** -PROXY STATEMENT 2 -I -s THIS SPACE INTENTIONALLY LEFT BLANK PLEASE INDICATE YOUR VOTING INSTRUCTIONS FOR EACH PROPOSAL 3 PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING BroadridgeTM 68 68 S16985

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

PIMCO SPONSORED CLOSED-END FUNDS

1633 BROADWAY / 42ND FLOOR / NEW YORK, NY 10019

May 12, 2014

Dear Investor:

The Board of your PIMCO Sponsored Closed-End Fund (the “Fund”) has sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on June 9, 2014 at the offices of Pacific Investment Management Company LLC (“PIMCO”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019 at 11:30 AM Eastern Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To view the proxy material electronically, please log on to www.proxyvote.com by using your control number found on the voting form. To simplify matters we have included another copy of the voting form for your review and convenience. Should you have any questions regarding the proposal, please call 1 (877) 361-7967 Ext 8822.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2. Vote via the Internet. Simply visit www.proxyvote.com and enter your control number found on the enclosed voting form.

3. Vote by Phone. Simply dial the toll-free number indicated on the enclosed voting form.

Thank you in advance for your participation.

R9-OBO-PFL-PFN

Fund Name Merged SPECIAl MEETING TO BE HELD ON 06/09/14 AT 11:30 A.M. EDT FOR HOLDERS AS OF 04/09/14 * ISSUER CONFIRMATION COPY - INFO ONLY * 68 1-0001 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES. FOR AGN ABS l.* - TO APPROVE AN INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND ---->>> FOR ~-->» 1. 0 0 0 AND PACIFIC INVESTMENT MANAGEMENT COMPANY LLC. 003Z001 *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. MATERIALS ELECTION As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. COR 0 VIF01H IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 06/09/14 FOR Fund Name Merged THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **A** -PROXY STATEMENT 2 -I -s THIS SPACE INTENTIONALLY LEFT BLANK PLEASE INDICATE YOUR VOTING INSTRUCTIONS FOR EACH PROPOSAL 3 PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING BroadridgeTM 68 68 S16985

PIMCO Closed-End Funds / AGIMAT Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (Agent’s Full Name).

May I please speak with (Shareholder’s Full Name)?

(Re-Greet If Necessary)

I am calling in relation to your current investment in (Name of Relevant PIMCO Closed-End Fund or AllianzGI Managed Accounts Trust). Have you have had the opportunity to review the proxy materials for the special meeting of shareholders scheduled for June 9, 2014 that was sent to you?

(Pause for response)

IF “YES” OR POSITIVE RESPONSE TO HAVING REVIEWED THE INFORMATION:

If you’re not able to attend the meeting, I can record your voting instructions by phone. The Board of your Fund is unanimously recommending a vote “FOR”:

Closed-End Fund: the Proposal;

AllianzGI Managed Accounts Trust: each Proposal;

Would you like to vote along with the recommendations of the Board?

(Pause for response) (Review Voting Options If Necessary)

IF “NO” OR NEGATIVE RESPONSE TO HAVING REVIEWED THE INFORMATION:

I would be happy to review the meeting’s agenda with you and record your vote by phone; however, the Board has recommended a vote “FOR”:

Closed-End Fund: the Proposal;

AllianzGI Managed Accounts Trust: each Proposal;

Would you like to vote along with the recommendations of the Board?

(Pause for response) (Review Voting Options If Necessary)

IF THE SHAREHOLDER WOULD LIKE VOTE RECORDED BY PHONE:

If we come across any additional shares you own with (a PIMCO Closed-End Fund; AllianzGI Managed Accounts Trust) before the meeting takes place, would you like to vote those shares in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your voting instructions within 3 to 5 business days. Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation. Mr. /Ms.                     , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening).

NOT TO BE DISTRIBUTED TO THE PUBLIC

PIMCO Closed-End Funds / AGIMAT Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

IF THE SHAREHOLDER WOULD NOT LIKE VOTE RECORDED BY PHONE:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is important. Please fill out and return your proxy card at your earliest convenience. You can also vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a good (morning, afternoon, evening).

NOT TO BE DISTRIBUTED TO THE PUBLIC